UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Kevin B. Klotzbach will retire from his position as Executive Vice President and Chief Financial Officer of Financial Institutions, Inc. (the “Company”) effective March 31, 2019.  On March 27, 2019, the Board of Directors of the Company (the “Board”) elected Mr. Klotzbach to the position of Executive Vice President, Senior Financial Advisor of the Company, effective April 1, 2019, following his retirement as Chief Financial Officer.  Mr. Klotzbach will remain with the Company in his role as Executive Vice President, Senior Financial Advisor through December 31, 2019, to ensure a successful transition. As Executive Vice President, Senior Financial Advisor, Mr. Klotzbach will be entitled to an annual base salary of $175,000.  He will also continue to be eligible to participate in the 2019 Annual Cash Incentive Plan and will have a target cash incentive award equal to the sum of 40% of his prior base salary earned prior to April 1, 2019 and 25% of his new base salary earned from April 1, 2019 through December 31, 2019.

As previously announced on October 24, 2018, Justin K. Bigham joined the Company in the role of Executive Vice President and Deputy Chief Financial Officer on October 29, 2019.  On March 27, 2019, the Board elected Mr. Bigham to the position of Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective April 1, 2019, following Mr. Klotzbach’s retirement as Chief Financial Officer effective March 31, 2019.

On April 1, 2019, the Company issued a press release announcing Mr. Bigham’s appointment as Executive Vice President, Chief Financial Officer and Treasurer.  A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Location
99.1	Press Release issued by Financial Institutions, Inc. on April 1, 2019	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date: April 1, 2019	By:	/s/ William L. Kreienberg
Executive Vice President, Chief Banking and Revenue
Officer and General Counsel